EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1

TO FINANCING AGREEMENT

AMENDMENT NO. 1 TO FINANCING AGREEMENT, dated as of December 23, 2014 (this "Amendment"), to the Financing Agreement, dated as of December 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among ITT Educational Services, Inc. (the "Parent" or the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.

(a) New Definitions.  Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i) "'Amendment No. 1' means Amendment No. 1 to Financing Agreement, dated as of December 23, 2014, by and among the Loan Parties, the Agents and the Lenders."

(ii) "'Amendment No. 1 Effective Date' means the "Amendment Effective Date" as set forth in Amendment No. 1."

(b) Cash Management Arrangements and Other Collateral Matters.  Sections 8.01(b)(ii) and 8.01 (b)(iii) of the Financing Agreement are hereby amended in their entirety to read as follows:

"(ii)  (A) in the case of any Cash Management Account maintained at Heartland Bank or First American Bank, during the period from and after the Effective Date until the Final Maturity Date, and (B) in the case of any Cash Management Account maintained at Wheatland Bank, during the period after December 23, 2014 until the Final Maturity Date, the Loan Parties shall cause all amounts on deposit in such Cash Management Accounts (less charges for returned items and the applicable Cash Management Bank's fees and expenses incurred in connection with such account in the ordinary course of business) to be transferred into a Concentration Account maintained at JPMorgan Chase Bank, N.A. that is subject to a Control Agreement on not less than a weekly basis when the amount on deposit in any such Cash Management Account exceeds $25,000."

"(iii)  On or prior to December 23, 2014 (or such later date as the Collateral Agent may agree), the Loan Parties shall (A) establish a Concentration Account at Bank of America, N.A. and a Concentration Account at Wells Fargo Bank, National Association, (B) deliver to the Collateral Agent a Control Agreement with respect to each such Concentration Account, and (C) with respect to each Cash Management Account (other than any Excluded Account, any Concentration Account maintained at JPMorgan Chase Bank, N.A. that is subject to a Control Agreement, any Cash Management Account maintained at Heartland Bank, First American Bank or Wheatland Bank, or any disbursement account), deliver to the Collateral Agent evidence that all amounts on deposit in each such Cash Management Account (less charges for returned items and the applicable Cash Management Bank's fees and expenses incurred in connection with such account in the ordinary course of business) (1) will be automatically swept into a Concentration Account maintained at JPMorgan Chase Bank, N.A. that is subject to a Control Agreement, (2) in the case of any such Cash Management Account maintained at Bank of America, N.A., other than the Concentration Account described in clause (A) above, will be automatically swept into such Concentration Account, or (3) in the case of any such Cash Management Account maintained at Wells Fargo Bank, National Association, other than the Concentration Account described in clause (A) above, will be automatically swept into such Concentration Account, in each case, when the amount on deposit in any such Cash Management Account exceeds $5,000."

3. Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Amendment Effective Date"):

(a) Representations and Warranties.  The representations and warranties contained Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) No Default; Event of Default.  No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(c) Delivery of Documents.  The Collateral Agent shall have received on or before the Amendment Effective Date this Amendment, duly executed by the Loan Parties, each Agent and each Lender.

4. Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

5. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

6. No Representations by Agents or Lenders.  Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Daniel M. Fitzpatrick
Name: Dan Fitzpatrick
Title: EVP CFO

GUARANTORS:

ESI SERVICE CORP.

By:	/s/ Daniel M. Fitzpatrick
Name: Dan Fitzpatrick
Title: VP Treasurer

DANIEL WEBSTER COLLEGE, INC.

By:	/s/ Angela K. Knowlton
Name: Angela K. Knowlton
Title: VP & Treasurer

Amendment No. 1

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Dan Wolf
Name: Dan Wolf
Title: President

ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Dan Wolf
Name: Dan Wolf
Title: President

Amendment No. 1

LENDERS:

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P.

By: Cerberus Levered Opportunities II GP, LLC Its: General Partner
/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.

By: Cerberus NJ Credit Opportunities GP, LLC Its: General Partner
/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Vice President

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.

By: Cerberus ICQ Levered Opportunities GP, LLC Its: General Partner
/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

Amendment No. 1

LENDERS:

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.

By: Cerberus KRS Levered Opportunities GP, LLC Its: General Partner
/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Senior Managing Director

Amendment No. 1